SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Use of Estimates
Use of Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue and Expense Recognition
Revenue and Expense Recognition
The Company's drilling contracts generally provide for payment on a daily rate basis, and revenue is recognized as the work progresses with the passage of time. The Company occasionally receives lump-sum payments at the outset of a drilling assignment for equipment moves or modifications. Lump-sum fees received for equipment moves (and related costs) and fees received for equipment modifications or upgrades are initially deferred and amortized on a straight-line basis over the primary term of the drilling contract. The costs of contractual equipment modifications or upgrades and the costs of the initial move of newly constructed rigs are capitalized and depreciated in accordance with the Company’s fixed asset capitalization policy. The costs of moving equipment while not under contract are expensed as incurred. The following table sets forth deferred revenue (revenue received but unearned) and deferred contracts costs on the Consolidated Balance Sheets at December 31 (in millions):

	Balance Sheet Classification	2017	2016
Deferred revenue (1)
Current	Deferred revenue (2)	$1.1	$103.9
Noncurrent	Other liabilities	0.5	10.5
		$1.6	$114.4

Deferred contract costs
Current	Prepaid expenses and other current assets	$2.8	$2.0
Noncurrent	Other assets	—	0.2
		$2.8	$2.2

(1) 2016 Deferred revenue included $95.9 million ($86.5 million and $9.4 million, current and noncurrent, respectively) related to the Cobalt contract amendment (see Note 1).
(2) A current liability.

The Company recognizes revenue for certain reimbursable costs. Each reimbursable item and amount is stipulated in the Company’s contract with the customer, and such items and amounts frequently vary between contracts. The Company recognizes reimbursable costs on the gross basis, as both revenue and expenses, because the Company is the primary obligor in the arrangement, has discretion in supplier selection, is involved in determining product or service specifications and assumes full credit risk related to the reimbursable costs.

Cash Equivalents	Cash Equivalents Cash equivalents consist of highly liquid temporary cash investments with maturities no greater than three months at the time of purchase.
Accounts Receivable and Allowance for Doubtful Accounts
Accounts Receivable and Allowance for Doubtful Accounts
The Company's accounts receivable is stated at historical carrying value net of write-offs and allowance for doubtful accounts. The Company assesses the collectability of receivables and records adjustments to an allowance for doubtful accounts, which is recorded as an offset to accounts receivable, to cover the risk of credit losses. Any allowance is based on historical and other factors that predict collectability, including write-offs, recoveries and the evaluation and monitoring of credit quality. No allowance for doubtful accounts was required at December 31, 2017 or 2016.
The following table sets forth the components of Receivables - Trade and Other at December 31 (in millions):

	2017	2016
Trade	$195.8	$286.2
Income tax	8.0	7.7
Other	9.0	7.4
Total receivables - trade and other	$212.8	$301.3

Property and Depreciation
Property and Depreciation
The Company provides depreciation for financial reporting purposes under the straight-line method over the asset’s estimated useful life from the date the asset is placed into service until it is sold or becomes fully depreciated. Estimated useful lives and salvage values are presented below:

	Life (in years)	Salvage Value
Jack-up drilling rigs:
Hulls	25 to 35	10%
Legs	25 to 30	10%
Quarters	25	10%
Drilling equipment	2 to 25	0% to 10%

Drillships:
Hulls	35	10%
Drilling equipment	2 to 25	0% to 10%

Drill pipe and tubular equipment	4	10%
Other property and equipment	3 to 30	various

Expenditures for new property or enhancements to existing property are capitalized and depreciated over the asset’s estimated useful life. As assets are sold or retired, property cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is included in results of operations. The Company capitalized a portion of interest cost incurred during the drillship construction period, which ended in 2015 with the completion of the drillship construction program. The Company capitalized interest in the amount of $16.2 million in 2015. The Company did not capitalize interest in 2017 and 2016.
Expenditures for maintenance and repairs are charged to expense as incurred and totaled $113 million in 2017, $118 million in 2016 and $129 million in 2015.

Impairment of Long-lived Assets
Impairment of Long-lived Assets
The Company reviews the carrying values of long-lived assets for impairment whenever events or changes in circumstances indicate their carrying amounts may not be recoverable. For assets held and used, the Company determines recoverability by evaluating the undiscounted estimated future net cash flows based on projected day rates, operating costs, capital requirements and utilization of the asset under review. When the impairment of an asset is indicated, the Company measures the amount of impairment as the amount by which the asset’s carrying amount exceeds its estimated fair value. The Company measures fair value by estimating discounted future net cash flows under various operating scenarios (an income approach) and by assigning probabilities to each scenario in order to determine an expected value. The lowest level of inputs the Company uses to value assets held and used in the business are categorized as “significant unobservable inputs,” which are Level 3 inputs in the fair value hierarchy. For assets held for sale, the Company measures fair value based on equipment broker quotes, less anticipated selling costs, which are considered Level 3 inputs in the fair value hierarchy.
The Company conducted an impairment test of its assets during the fourth quarter of 2017; however, the test resulted in no impairment as the estimated undiscounted cash flows from the assets exceeded the assets' carrying values.
In 2016, the Company conducted an impairment test of its assets and determined that the carrying values for five of its jack-up drilling units aggregating $43.6 million were not recoverable and as a result, the Company recognized a non-cash impairment charge of $34.3 million in 2016. In 2015, the Company conducted an impairment test of its assets and determined that the carrying values for ten of its jack-up drilling units aggregating $457.8 million were not recoverable, and as a result, recognized a non-cash impairment charge of $329.8 million in 2015. The Company measured fair values using the income approach described above. The fair value estimates required the Company to use significant unobservable inputs, which are internally developed assumptions not observable in the market, including assumptions related to future demand for drilling services, estimated availability of rigs and future day rates, among others. The impairments recognized in 2016 and 2015 on the jack-up rigs are included in jack-up operations in the segment information in Note 13. Impairment charges are included in Material Charges and Other Operating Items on the Consolidated Statements of Operations.

Share-based Compensation
Share-based Compensation
The Company generally recognizes compensation cost for employee share-based awards on a straight-line basis over a 36-month service period. For employees who are retirement-eligible at the grant date or who will become retirement-eligible within six months of the grant date, compensation cost is generally recognized over a minimum period of six months. Generally, compensation cost for employees who become retirement eligible after six months following the grant date but before the maximum service period which is typically 36 months is amortized over the period from the grant date to the date the employee meets the retirement eligibility requirements.
Fair value of RSAs and RSUs awarded to employees is based on the average of the high and low market price of the shares on the date of grant. Prior to January 1, 2017, compensation cost was recognized for awards that were expected to vest and were adjusted in subsequent periods if actual forfeitures differed from estimates. Pursuant to the adoption of ASU No. 2016-09 as of January 1, 2017, the Company no longer estimates forfeitures, but rather adjusts its compensation costs in the period that actual forfeitures occur.
Non-employee directors may annually elect to receive either Directors RSUs or Directors ND RSUs. Both Directors RSUs and Directors ND RSUs vest at the earlier of the first anniversary of the grant date or the next annual meeting of shareholders following the grant date. Directors ND RSUs are settled on the vesting date, while Director RSUs are not settled until the director terminates service from the Board. Both Directors ND RSUs and Directors RSUs are settled in cash, shares or a combination thereof at the discretion of the Company Compensation Committee. Compensation cost for both Director RSUs and Director ND RSUs are recognized over the service period which is up to one year. Directors RSUs and Directors ND RSUs are accounted for under the liability method of accounting, the fair value is based on the market price of the underlying shares on the grant date, and compensation expense is adjusted for changes in fair value at each report date through the settlement date.

Performance-based awards consist of P-Units, in which the payment is contingent on the Company's TSR relative to the selected industry peer group. Fair value of P-Units is determined using a Monte-Carlo simulation model. The Company Compensation Committee has previously determined that any amount earned with respect to P-Units granted in 2015 would be settled in cash; however, P-Units granted in 2016 or after may be settled in cash, shares or a combination thereof at the Company Compensation Committee's discretion. All P-Units are accounted for under the liability method of accounting. Compensation cost is generally recognized on a straight-line basis over the service period and is adjusted for changes in fair value at each report date through the end of the performance period. For P-Units granted in 2017, the Company recognizes compensation cost on the accelerated method for those retirement eligible or who will become retirement eligible during the vesting period as the 2017 awards provide for pro-rata vesting rather than full vesting if a retirement eligible employee retires prior to the end of the 36 month service period.
Fair value of options is determined using the Black-Scholes option pricing model. The Company uses the simplified method for determining the expected life of options, because it does not have sufficient historical exercise data to provide a reasonable basis on which to estimate expected term, as permitted under US GAAP. The Company intends to share-settle options that are exercised and has therefore accounted for them as equity awards.
Fair value of SARs is determined using the Black-Scholes option pricing model. The Company uses the simplified method for determining the expected life of SARs, because it does not have sufficient historical exercise data to provide a reasonable basis on which to estimate expected term, as permitted under US GAAP. The Company has not granted any SARs since 2013. The Company intends to share-settle SARs that are exercised and has therefore accounted for them as equity awards.

Foreign Currency Transactions
Foreign Currency Transactions
A substantial majority of the Company's revenue is received in USD, which is the Company's functional currency. However, in certain countries in which the Company operates, local laws or contracts may require some payments to be received in the local currency. The Company is exposed to foreign currency exchange risk to the extent the amount of its monetary assets denominated in the foreign currency differs from its obligations in that foreign currency. In order to mitigate the effect of exchange rate risk, the Company attempts to limit foreign currency holdings to the extent they are needed to pay liabilities in the local currency. Prior to 2016, the Company entered into spot purchases or short-term derivative transactions, such as forward exchange contracts, with one-month durations. The Company did not enter into such transactions for the purpose of speculation, trading or investing in the market and believed that its use of forward exchange contracts did not expose it to material credit risk or other material market risk. Although the Company's risk policy allows it to enter into such forward exchange contracts, the Company does not currently anticipate entering into such transactions in the future and had no such contracts outstanding as of December 31, 2017.
At December 31, 2017 and 2016, the Company held Egyptian pounds in the amount of $2.8 million and $5.1 million, respectively, of which $2.2 million and $4.2 million are classified as Other Assets on the Consolidated Balance Sheets. At December 31, 2017, the Company held Angolan Kwanza in the amount of $4.3 million, which is classified as Other Assets on the Consolidated Balance Sheets. See the "Assets and Liabilities Measured at Fair Value on a Recurring Basis" section of Note 7 for further information.
Non-USD transaction gains and losses are recognized in “other - net” on the Consolidated Statements of Income. The Company recognized net currency exchange losses of $0.4 million, $9.7 million and $3.9 million in 2017, 2016 and 2015, respectively. In 2016, the exchange loss was primarily due to the devaluation of the Egyptian pound.

Income Taxes
Income Taxes
Rowan recognizes deferred income tax assets and liabilities for the estimated future tax consequences of differences between the financial statement and tax bases of assets and liabilities. Valuation allowances are provided against deferred tax assets that are not likely to be realized. Interest and penalties related to income taxes are included in income tax expense.
The Company has not provided deferred income taxes on certain undistributed earnings of its non-U.K. subsidiaries. No subsidiary of RCI has a plan to distribute earnings to RCI in a manner that would cause those earnings to be subject to U.S., U.K. or other local country taxation.

Consolidation [Policy Text Block]
Principles of Consolidation
The consolidated financial statements include the Company's accounts and those of its wholly-owned subsidiaries. Intercompany balances and transactions have been eliminated in consolidation. Investments in operating entities where the Company has the ability to exercise significant influence, but where it does not control operating and financial policies are accounted for using the equity method. Significant influence generally exists if the Company has an ownership interest representing between 20% and 50% of the voting stock of the investee. Under the equity method of accounting, investments are stated at initial cost and are adjusted for subsequent additional investments and the Company's proportionate share of earnings or losses and distributions. Equity in earnings of ARO, in the consolidated statements of operations, reflects the Company's proportionate share of ARO's net income, including any associated affiliate taxes. See the Note 3 for additional details related to the Company's equity method investment.

Income (Loss) Per Common Share
Income Per Common Share
Basic income (loss) per share is computed by dividing net income (loss) available to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted income per share includes the additional weighted effect of dilutive securities outstanding during the period, which includes nonvested restricted stock, RSUs, P-Units, share options and SARs granted under share-based compensation plans. The effect of share equivalents is not included in the computation for periods in which a net loss occurs because to do so would be anti-dilutive.
A reconciliation of net income for basic and diluted income per share is set forth below (in millions):

	2017	2016	2015
Net income	$72.7	$320.6	$93.3
Income allocated to non-vested share awards	0.1	1.5	—
Net income - adjusted for income allocated to non-vested share awards	$72.8	$322.1	$93.3

A reconciliation of shares for basic and diluted income per share is set forth below (in millions):

	2017	2016	2015
Average common shares outstanding	126.1	125.3	124.5
Effect of dilutive securities - share based compensation	1.6	1.0	0.7
Average shares for diluted computations	127.7	126.3	125.2

Share options, SARs, nonvested restricted stock, P-Units and RSUs granted under share-based compensation plans are anti-dilutive and excluded from diluted earnings per share when the hypothetical number of shares that could be repurchased under the treasury stock method exceeds the number of shares that can be exercised, or when the Company reports a net loss from continuing operations. Anti-dilutive shares, which could potentially dilute earnings per share in the future, are set forth below (in millions):

	2017	2016	2015
Share options and appreciation rights	$1.5	$1.6	$1.2
Nonvested restricted shares and restricted share units	2.1	0.9	1.1
Total potentially dilutive shares	$3.6	$2.5	$2.3

Recent Accounting Pronouncements
Recent Accounting Pronouncements - Adopted
Stock Compensation – In March 2016, the FASB issued ASU No. 2016-09, Improvements to Employee Share-based Payment Accounting ASC 718), which simplifies several aspects of accounting for employee share-based payment awards, including the accounting for income taxes, withholding taxes and forfeitures, as well as classification on the statement of cash flows. The Company adopted this ASU as of January 1, 2017 and elected to account for forfeitures when they occur, on a modified retrospective basis. As required by this ASU, the Consolidated Statement of Cash Flows was retroactively adjusted for the years ended December 31, 2016 and 2015, to reclass $5.0 million and $1.2 million, respectively, from operating activities to financing activities related to shares repurchased for tax withholdings on vesting of RSUs. The Company prospectively adopted the provision of this ASU related to the classification of excess tax benefits on the statement of cash flows as an operating cash flow. The adoption did not have a material impact on the Company's consolidated financial statements.
Income Taxes – In October 2016, the FASB issued ASU No. 2016-16, Income Taxes (ASC 740): Intra-Entity Transfers of Assets Other than Inventory, which eliminates the exception that prohibits the recognition of current and deferred income tax effects for intra-entity transfers of assets other than inventory until the asset has been sold to an outside party. As permitted under this ASU, the Company elected early adoption of this ASU as of January 1, 2017 and recorded a $206.6 million increase to retained earnings for the remaining unamortized deferred tax liability resulting from intra-entity transactions. The impact of the adoption of this ASU was a reduction in tax benefits of $39.2 million, or a reduction per share of $0.31 for the year ended December 31, 2017.
Business Combinations – In January 2017, the FASB issued ASU No. 2017-01, Business Combinations (ASC 805): Clarifying the Definition of a Business, which clarifies the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. As permitted under this ASU, the Company early adopted this guidance as of October 17, 2017 in conjunction with the finalization of the ARO joint venture discussed in Note 1 and Note 3. The adoption did not have a material impact on the Company's consolidated financial statements.
Stock Compensation (Scope of Modification) – In May 2017, the FASB issued ASU No. 2017-09, Compensation - Stock Compensation (ASC 718): Scope of Modification Accounting, which provides guidance about which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting in Topic 718. This ASU was issued to provide clarity and reduce both (1) diversity in practice and (2) cost and complexity when applying the guidance in Topic 718 to a change to the terms or conditions of a share-based payment award. An entity will not have to account for the effects of a modification if all of the following are met: (1) The fair value of the modified award is the same as that of the original award immediately before the modification; (2) the vesting conditions of the modified award are the same as that of the original award immediately before the modification; and (3) the classification of the modified award as either an equity instrument or liability instrument is the same as that of the original award immediately before the modification. The Company adopted this guidance in the fourth quarter of 2017 and it did not have a material impact on its consolidated financial statements.

Recent Accounting Pronouncements - to be Adopted
Revenue Recognition – In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (ASC 606), which sets forth a global standard for revenue recognition and replaces most existing industry-specific guidance. The Company will be required to adopt the new standard in annual and interim periods beginning January 1, 2018. ASC 606 requires an entity to recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The Company will adopt ASC 606, effective January 1, 2018 utilizing the modified retrospective approach. In adopting ASC 606, the Company expects its revenue recognition to differ from its current revenue recognition pattern only as it relates to demobilization revenue. Such revenue, which is recognized upon completion of a contract under current GAAP, will be estimated at contract inception and recognized over the term of the contract under the new guidance for customer contracts that have demobilization provisions. While the Company continues to finalize the impact of adoption, the Company does not expect that the cumulative effect adjustment to opening retained earnings required by the modified retrospective adoption approach to be significant, as it will primarily consist of the impact of the timing difference related to recognition of demobilization revenue for affected contracts.
Lease Accounting – In February 2016, the FASB issued ASU No. 2016-02, Leases (ASC 842): Amendments to the FASB ASC, which requires an entity to recognize lease assets and lease liabilities on the balance sheet and to disclose key qualitative and quantitative information about the entity's leasing arrangements. Based on current guidance, lessees and lessors will be required to recognize and measure leases at the beginning of the earliest period presented using a modified retrospective approach, including a number of optional practical expedients that entities may elect to apply. However, in January 2018, the FASB issued an exposure draft which allows for an option to apply the guidance prospectively, instead of retrospectively, and allows for other classification provisions, as described below. ASC 842 is effective for annual and interim periods beginning after December 15, 2018, with early adoption permitted. Under the updated accounting standards, the Company has preliminarily determined that its drilling contracts contain a lease component, and the adoption, therefore, will require that the Company separately recognize revenue associated with the lease and services components. As noted above, in January 2018, the FASB issued an exposure draft which discussed a practical expedient which would allow companies to combine lease and non-lease components where the revenue recognition pattern is the same and where the combination of the service and lease component would be considered an operating lease. With respect to the applicability to the drilling industry of the practical expedients, the Company has and will continue to consult with its peers in the International Association of Drilling Contractors Accounting Sub-committee ("IADC Accounting Sub-committee") to evaluate any accounting standard updates issued as a result of the exposure draft for the applicability of this practical expedient to its drilling contracts. Although the Company had previously disclosed its intent to adopt ASC 842 and ASC 606 concurrently, due to the implications of this exposure draft, the Company elected to not adopt ASC 842 early on January 1, 2018, and as a result, is no longer adopting ASC 842 and ASC 606 concurrently.
The adoption of ASC 842 will have an impact on how the Company's consolidated balance sheets, statements of operations, cash flows and disclosures contained in our notes to consolidated financial statements will be presented, however because we are currently evaluating the impact of the new exposure draft, we are unable to quantify the overall impact at this time. As a lessee, we have estimated future minimum lease commitments of approximately $40 million with an estimated present value of approximately $30 million based on our currently identified lease portfolio. We continue to refine our estimate, which is subject to change at the adoption date of ASC 842.
Financial Instruments – In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments - Credit Losses (ASC 326): Measurement of Credit Losses on Financial Instruments, which amends the FASB's guidance on the impairment of financial instruments. The ASU adds to US GAAP an impairment model that is based on expected losses rather than incurred losses. Under the new guidance, an entity recognizes as an allowance its estimate of expected credit losses. The Company will be required to adopt the amended guidance in annual and interim reports beginning January 1, 2020, with early adoption permitted for fiscal years beginning after December 15, 2018. The Company is in the process of evaluating the impact this amendment will have on its consolidated financial statements.
Statement of Cash Flows Restricted Cash – In November 2016, the FASB issued ASU No. 2016-18, Statement of Cash Flows (ASC 230): Restricted Cash, which requires restricted cash to be presented with cash and cash equivalents in the statement of cash flows. The changes in restricted cash and restricted cash equivalents during the period should be included in the beginning and ending cash and cash equivalents balance reconciliation on the statement of cash flows. When cash, cash equivalents, restricted cash or restricted cash equivalents are presented in more than one line item within the statement of financial position, an entity shall calculate a total cash amount in a narrative or tabular format that agrees with the amount shown on the statement of cash flows. Details on the nature and amounts of restricted cash should also be disclosed. The Company will be required to adopt the amendments in this ASU in annual and interim periods beginning January 1, 2018, with early adoption permitted. Adoption is required to be applied using a retrospective approach to each period presented. The Company is in the process of evaluating the impact these amendments may have on its consolidated financial statements.
Other Income – In February 2017, the FASB issued ASU No. 2017-05, Other Income (ASC 610): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets” (“ASU 2017-05”). ASU 2017-05 clarifies the scope of the original guidance within Subtopic 610-20 that was issued in connection with ASU 2014-09, which provides guidance for recognizing gains and losses from the transfer of nonfinancial assets in contracts with non-customers. ASU 2017-05 also added guidance for partial sales of nonfinancial assets. The Company will be required to adopt the amendments in this ASU beginning January 1, 2018, concurrently with ASC 606. The Company is in the process of evaluating the impact this amendment may have on its consolidated financial statements.
Comprehensive Income – In February 2018, the FASB issued ASU No. 2018-02, Income Statement - Reporting Comprehensive Income (ASC 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income, which allow a reclassification from accumulated other comprehensive income to retained earnings for stranded tax effects resulting from the Tax Cuts and Jobs Act of 2017. The Company will be required to adopt the amendments in this ASU in annual and interim periods beginning January 1, 2019, with early adoption permitted. Adoption is required to be applied either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Cuts and Jobs Act is recognized. The Company is in the process of finalizing its evaluation of the impact these amendments will have on its consolidated financial statements but estimates a reclassification of $40-$50 million from Accumulated other comprehensive income to increase Retained earnings.